BancFirst Corporation
                               101 NORTH BROADWAY
                          OKLAHOMA CITY, OKLAHOMA 73102

                                  PRESS RELEASE

For Immediate Release: Thursday, October 16, 2008
For further information call Joe T. Shockley Jr., Chief Financial Officer (405) 270-1003
or David Rainbolt, Chief Executive Officer at (405) 270-1002

              BANCFIRST CORPORATION REPORTS THIRD QUARTER EARNINGS

BancFirst Corporation (NASDAQ GSM:BANF) reported net income of $11.0 million or $0.70 per diluted earnings per share for the third quarter of 2008. These results compare to core earnings of $11.0 million or $0.69 diluted earnings per share for the same period in 2007. Last year's reported results of $16.9 million or $1.06 diluted earnings per share included a one-time gain on a venture capital investment, an insurance recovery, and a one-time donation that netted to a pre-tax gain of $9.1 million, or $5.9 million after-tax. Net income for the first nine months of 2008 was $36.3 million or $2.33 per diluted earnings per share compared to $41.5 million or $2.62 per diluted earnings per share for the same period a year ago.

Net interest income for the three months ended September 30, 2008 was $35.3 million compared to $37.0 million for the same period in 2007. The Company's net interest margin for the quarter was 4.03% versus 4.55% a year ago. The lower interest rate environment in 2008 compared to a year ago has caused the Company's net interest margin to decline. The Company's loan loss provision for the third quarter was $2.3 million compared to $2.2 million for the same period a year ago. Nonperforming loans at quarter end represented 0.81% of total assets, while net charge-offs year-to-date totaled 0.15% of total loans compared to 0.63% and 0.07%, respectively, for the same period in 2007. Noninterest income was $17.8 million for the quarter, up $1.1 million or 6.9% over operating noninterest income for the same quarter a year ago, excluding the one-time items previously mentioned. Noninterest expense of $34.3 million was up 2.8% from the operating expenses a year ago, excluding the one-time items of $1.8 million in the third quarter of 2007. The Company's effective tax rate was 33.4% for the quarter compared to 35.7% a year ago.

David Rainbolt, BancFirst Corporation CEO stated, "Earnings are above analyst expectations, we have had good loan and deposit growth, and we are paying a higher common stock dividend. In light of the current economic environment, I am pleased with our performance."

At September 30, 2008, the Company's total assets were $3.8 billion, an increase of $279.2 million over a year ago. During the quarter, loans increased by $121.5 million and were up $330.4 million over September 30, 2007. At quarter end, the Company's deposits totaled $3.4 billion, an increase of $241 million, or 7.7% from September 30, 2007. The Company's liquidity remains strong with an average loan-to-deposit ratio of 78.8% for the quarter. Moreover, the Company has no brokered deposits and no borrowings from the Federal Home Loan Bank. At quarter end, stockholder's equity was $398 million or 10.4% of total assets. The Company's capital ratios are defined as "well capitalized" by regulatory guidelines.

BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 88 banking locations serving 44 communities across Oklahoma.

The Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

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

                             BancFirst Corporation
                         Summary Financial Information
      (Dollars in thousands, except per share and share data - Unaudited)

                                                                              2008
                                       --------------------------------------------------------------------------------------
                                                                                                                   Year-
                                             Q1                Q2                Q3                Q4             To-Date
                                       --------------    --------------    --------------    --------------    --------------
INCOME STATEMENT DATA:

Net interest income                    $       35,387    $       34,774    $       35,251                      $      105,412
Provision for loan losses                       1,780             3,539             2,270                               7,589
Securities transactions                            28             6,121               776                               6,925
Total noninterest income                       17,241            23,330            17,784                              58,355
Salaries and employee benefits                 20,189            20,366            20,038                              60,593
Total noninterest expense                      32,928            33,596            34,307                             100,831
Net income                                     11,594            13,737            10,958                              36,289

PER COMMON SHARE DATA:
Net income-basic                                 0.76              0.91              0.72                                2.39
Net income-diluted                               0.74              0.89              0.70                                2.33
Cash dividends declared                          0.20              0.20              0.22                                0.62
Common shares outstanding                  15,183,483        15,186,632        15,242,061                          15,242,061
Average common shares outstanding -
  Basic                                    15,208,049        15,185,763        15,217,546                          15,203,836
  Diluted                                  15,562,570        15,548,687        15,589,215                          15,567,795

PERFORMANCE RATIOS:
Return on average assets                         1.26%             1.46%             1.13%                               1.28%
Return on average equity                        12.24             14.14             11.04                               12.47
Net interest margin                              4.24              4.08              4.03                                4.11
Efficiency ratio                                62.57             57.82             64.69                               61.57


                                                                             2007
                                       --------------------------------------------------------------------------------------
                                                                                                                   Year-
                                             Q1                Q2                Q3                Q4             To-Date
                                       --------------    --------------    --------------    --------------    --------------
INCOME STATEMENT DATA:

Net interest income                    $       36,374    $       37,437    $       36,969    $       37,506    $      148,286
Provision for loan losses                         (31)              132             2,248               980             3,329
Securities transactions                           227               339             7,723                48             8,337
Total noninterest income                       13,882            15,235            26,790            15,231            71,138
Salaries and employee benefits                 18,790            18,937            19,513            19,574            76,814
Total noninterest expense                      33,421            31,618            35,167            34,240           134,446
Net income                                     11,123            13,402            16,944            11,624            53,093

PER COMMON SHARE DATA:
Net income-basic                                 0.71              0.85              1.08              0.76              3.41
Net income-diluted                               0.69              0.83              1.06              0.75              3.33
Cash dividends declared                          0.18              0.18              0.20              0.20              0.76
Common shares outstanding                  15,721,936        15,724,536        15,201,459        15,217,233        15,217,233
Average common shares outstanding -
 Basic                                     15,750,333        15,723,483        15,620,336        15,209,373        15,574,521
 Diluted                                   16,113,434        16,056,768        15,951,069        15,575,630        15,944,622

PERFORMANCE RATIOS:
Return on average assets                         1.31 %            1.51 %            1.88 %            1.27 %            1.49 %
Return on average equity                        12.83             14.93             18.14             12.60             14.66
Net interest margin                              4.75              4.68              4.55              4.54              4.63
Efficiency ratio                                66.50             60.03             55.16             64.93             61.27

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

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                                              2008
                                              -------------------------------------------------------------------
                                                    Q1                Q2                 Q3               Q4
                                              --------------    --------------    --------------   --------------
BALANCE SHEET DATA:
Total assets                                  $    3,786,111    $    3,842,364    $    3,825,518
Total loans                                        2,500,849         2,608,913         2,730,409
Allowance for loan losses                            (30,193)          (33,512)          (33,862)
Securities                                           462,832           448,350           462,595
Deposits                                           3,302,103         3,369,912         3,361,233
Stockholders' equity                                 386,177           387,181           397,648
Book value per common share                            25.43             25.49            26.09
Tangible book value per common share                   22.65             22.73            23.35

BALANCE SHEET RATIOS:
Average loans to deposits                              76.91 %           77.19 %           78.85%
Average earning assets to total assets                 91.27             90.91             91.10
Average stockholders' equity to
 average assets                                        10.27             10.30             10.25

ASSET QUALITY DATA:
Past due loans                                $          643    $        2,043    $          892
Nonaccrual loans                                      11,892            11,070            20,229
Restructured loans                                       864               833               940
Total nonperforming and restructured loans            13,399            13,946            22,061
Other real estate owned and repossessed
 assets                                                2,074             2,311             3,423
Total nonperforming and restructured assets           15,473            16,257            25,484
Nonperforming and restructured loans
 to total loans                                         0.54%             0.53%             0.81%
Nonperforming and restructured assets to
 total assets                                           0.41              0.42              0.67
Allowance to total loans                                1.21              1.28              1.24
Allowance to nonperforming and
 restructured loans                                   225.34            240.30            153.50
Net charge-offs to average loans                        0.12              0.03              0.28


                                                                              2007
                                              -------------------------------------------------------------------
                                                    Q1                Q2                 Q3               Q4
                                              --------------    --------------    --------------   --------------
BALANCE SHEET DATA:
Total assets                                  $    3,521,686    $    3,601,866    $    3,546,338   $    3,743,006
Total loans                                        2,336,028         2,345,838         2,399,982        2,487,099
Allowance for loan losses                            (27,493)          (27,568)          (28,828)         (29,127)
Securities                                           430,765           459,271           464,534          467,719
Deposits                                           3,069,206         3,151,553         3,119,775        3,288,504
Stockholders' equity                                 355,478           364,547           358,871          371,962
Book value per common share                            22.61             23.18             23.61            24.44
Tangible book value per common share                   20.09             20.46             20.80            21.66

BALANCE SHEET RATIOS:
Average loans to deposits                              77.50%            75.02%            75.51%           76.21%
Average earning assets to total assets                 90.77             90.74             90.89            91.03
Average stockholders' equity to average
 assets                                                10.18             10.11             10.35            10.09

ASSET QUALITY DATA:
Past due loans                                $        1,688    $        1,276    $        1,022   $          823
Nonaccrual loans                                       9,909            13,372            13,146           11,568
Restructured loans                                       792               912               989            1,121
Total nonperforming and restructured
 loans                                                12,389            15,560            15,157           13,512
Other real estate owned and repossessed
 assets                                                1,233             1,098             1,300            1,568
Total nonperforming and restructured
 assets                                               13,622            16,658            16,457           15,080
Nonperforming and restructured loans to
 total loans                                            0.53%             0.66%             0.63%            0.54%
Nonperforming and restructured assets to
 total assets                                           0.39              0.46              0.46             0.40
Allowance to total loans                                1.18              1.18              1.20             1.17
Allowance to nonperforming and
 restructured loans                                   221.90            177.18            190.20           215.57
Net charge-offs to average loans                        0.03              0.01              0.17             0.11

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

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)


                                           Three Months Ended                    Nine Months Ended
                                           September 30, 2008                   September 30, 2008
                                   ----------------------------------     ------------------------------------
                                                  Interest   Average                  Interest         Average
                                     Average      Income/     Yield/        Average    Income/         Yield/
                                     Balance      Expense      Rate         Balance    Expense          Rate
                                   -------------  --------  ---------     ------------------------   ---------
ASSETS
Earning assets:
    Loans                           $ 2,652,458   $ 42,822       6.41%    $ 2,566,497    $ 130,658        6.78%
  Securities - taxable                  407,465      3,950       3.85         417,612       12,639        4.03
  Securities - tax exempt                41,689        594       5.65          36,369        1,607        5.89
  Federal funds sold                    398,197      1,932       1.92         417,016        7,356        2.35
                                    -----------   --------                -----------    ---------
     Total earning assets             3,499,809     49,298       5.59       3,437,494      152,260        5.90
                                    -----------   --------                -----------    ---------

Nonearning assets:
  Cash and due from banks               145,734                               141,633
  Interest receivable and other         229,689                               225,719
   assets
  Allowance for loan losses             (33,456)                              (31,205)
                                    -----------                           -----------
     Total nonearning assets            341,967                               336,147
                                    -----------                           -----------
     Total assets                   $ 3,841,776                           $ 3,773,641
                                    ===========                           ===========

LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
  Transaction deposits              $   429,837   $    537       0.50%    $   423,833    $   1,704        0.54%
  Savings deposits                    1,112,228      5,767       2.06       1,102,171       19,374        2.34
  Time deposits                         838,672      6,860       3.25         832,274       23,068        3.69
  Short-term borrowings                  21,721        105       1.92          23,007          413        2.39
  Long-term borrowings                       30         --         --             291            9        4.12
  Junior subordinated debentures         26,803        491       7.27          26,716        1,474        7.35
                                    -----------   --------                -----------    ---------
     Total interest-bearing           2,429,291     13,760       2.25       2,408,292       46,042        2.55
      liabilities
                                    -----------   --------                -----------    ---------

Interest-free funds:
  Noninterest bearing deposits          983,074                               946,322
  Interest payable and other             35,621                                31,277
   liabilities
  Stockholders' equity                  393,790                               387,750
                                    -----------                           -----------
     Total interest free-funds        1,412,485                             1,365,349
                                    -----------                           -----------
     Total liabilities              $ 3,841,776                           $ 3,773,641
       and stockholders' equity
                                    ===========                           ===========
Net interest income                               $ 35,538                               $ 106,218
                                                  ========                               =========
Net interest spread                                              3.34%                                    3.35%
                                                            =========                                =========
Net interest margin                                              4.03%                                    4.11%
                                                            =========                                =========